                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): December 21, 1998




                             MEDICAL RESOURCES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                    1-12461                     13-3584552
     ------------               -------------                 ------------
   (State of other             (Commission File              (IRS Employer
    jurisdiction of                Number)                 Identification No.)
    incorporation)






     15 State Street, Hackensack, NJ                        07601
     ----------------------------------------             --------
     (Address of principal executive offices)             Zip Code




     Registrant's telephone number, including area code: (201) 488-6230
                                                         --------------

Item 5.

         On December 21, 1998 and January 15, 1999, respectively, Medical Resources, Inc. (the "Company") announced the settlement of the class action litigation pending against the Company and the grant of a hearing before the Nasdaq Qualifications Hearing Panel relating to the Company's request to move its stock listing from the Nasdaq National Market to the Nasdaq SmallCap Market. A copy of the press releases issued by the Company in respect of the foregoing announcements is attached hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

99.1  Press Release, dated December 21, 1998 issued by Medical Resources, Inc.
99.2  Press Release, dated January 15, 1999 issued by Medical Resources, Inc.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          MEDICAL RESOURCES, INC.


Dated:   January 21, 1999                 By:   /s/ Christopher J. Joyce
                                             -----------------------------------
                                          Name:    Christopher J. Joyce
                                          Title:   Senior Vice President - Legal
                                                   Affairs and Administration

















                                        2